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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

September 8, 2009
Date of Report (Date of earliest event reported)

Sovereign Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-16581	23-2453088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 State Street, Boston, Massachusetts	02109
(Address of principal executive offices)	(Zip Code)

(617) 346-7200
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
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Item 8.01. Other Events.

     On August 25, 2009, Banco Santander, S.A. and Santander Financial Exchanges Limited disclosed in a Tender Offer Statement on Schedule TO an offer (the “Exchange Offer”) to exchange (x) certain securities guaranteed by Banco Santander, S.A. to be issued by Santander Finance Preferred, S.A. Unipersonal plus a cash payment for (y) any and all of Sovereign’s 7.300% Depositary Shares, each representing a 1/1,000th interest in a share of Series C Non-Cumulative Perpetual Preferred Stock.

     Sovereign has elected to express no opinion and remain neutral toward the Exchange Offer and is expressing no opinion as to whether holders of its Depositary Shares should accept or reject the Exchange Offer as set forth in the statement to shareholders attached hereto as Exhibit 99.1 and incorporated herein by reference in accordance with Sovereign’s obligations under Rule 14e-2 of the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Statement by Sovereign Bancorp, Inc. with respect to the exchange offer by Santander Financial Exchanges Limited

Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOVEREIGN BANCORP, INC

By:	/s/ Christopher S. Pfirrman
Name:	Christopher S. Pfirrman
Title:	Senior Vice President and Assistant Secretary

Date: September 8, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Statement by Sovereign Bancorp, Inc. with respect to the exchange offer by Santander Financial Exchanges Limited